UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2019 (August 7, 2019)
SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)
SEALED AIR CORP/DE
Delaware	001-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard Charlotte, North Carolina		28208
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 980-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.
(a) Dismissal of Previous Independent Registered Public Accounting Firm
On August 7, 2019, the Audit Committee of the Board of Directors (the “Committee”) of Sealed Air Corporation (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm effective as of that date. This change is being made in light of the Company’s previously disclosed receipt of a subpoena from the U.S. Securities and Exchange Commission (“SEC”) on May 2, 2019 for documents and information  relating to the process by which the Company selected its independent audit firm for the period beginning with fiscal year 2015, and relating to the independence of that audit firm.  EY has reaffirmed to the Company that EY believes there has been no independence violation, and the Company has not reached a contrary conclusion.  Nonetheless, the pendency of the SEC investigation, along with the Committee’s dissatisfaction with information it learned about the process by which EY was selected as auditor, caused the Company to make this change now to allow for an orderly transition for the audit of the Company’s fiscal 2019 consolidated financial statements and to minimize the risk of disruption that could arise in the event of an unplanned change in independent auditors at an undetermined time in the future.
EY’s audit reports on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2018 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period from January 1, 2019 through June 30, 2019, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company has provided EY with a copy of the disclosures contained herein and has requested that EY furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated August 12, 2019, is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm
In considering the appointment of a new auditor, the Company identified firms that it believed were qualified to serve as auditor for a company with the size and complexity of Sealed Air Corporation.  In each case the Company identified issues that might impact the independence of the qualified firm.  The Committee considered these issues carefully in choosing a new auditor.
On August 7, 2019, the Committee approved, effective immediately, the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.
As part of the engagement process, the Company and PwC identified certain non-audit services (the “services”) that PwC or another firm in PwC’s global network of firms had performed for the Company that are not permitted under the SEC’s auditor independence rules. The Committee and PwC discussed the services, which are no longer being performed, and concluded that the provision of the services will not affect PwC’s objectivity or its impartiality and will not impair its ability to serve as the Company’s independent registered public accounting firm. In reaching this conclusion, the Audit Committee and PwC noted that, among other things, (i) the services were entered into with entities at a time when PwC had no independence restrictions; (ii) the services were performed by persons who were not, and will not be, part of the audit engagement team; (iii) certain of the services were performed for immaterial subsidiaries of the Company; and (iv) PwC’s fees associated with the services in 2019 are immaterial to both PwC and the Company. In selecting PwC, the Committee determined that PwC is well qualified to serve as the Company’s auditor because of its experience with large global companies, including large accelerated filers and other multinational issuers and PwC’s extensive resources and qualifications, including the strength of its national office and its thought leadership regarding complex accounting issues.
The services that PwC or another firm in PwC’s global network of firms previously performed for certain of the Company’s subsidiaries are set forth below.
•
Reverse sales and use tax audits of mutually agreed upon disbursements for the Company’s U.S. operations in 2016, 2017 and 2018.  While these were permitted services and PwC’s work was completed in 2018, the arrangement initially provided for a contingent fee.  The fee was converted to a fixed payment based on hourly rates prior to PwC’s engagement as the Company’s auditor.

•	Payroll and benefits administration matters for Sealed Air (Singapore) Pte. Limited in 2018 and 2019.
•
Preparation of sub-consolidation workpapers for Air Ride Pallets Hong Kong Limited and AFP (Shanghai) Limited (together, “AFP China”) in 2018 and 2019. For the year ended December 31, 2018, AFP China accounted for 0.5% of revenues and 0.2% of total assets when compared to the consolidated results of the Company.

The fees paid to PwC and firms in PwC’s global network of firms for the services described above were approximately  $223,000 in 2019.  PwC and the other firms in the global network of firms ceased providing these services to the Company and its subsidiaries prior to PwC being engaged as the Company’s auditor.
During the Company’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period from January 1, 2019 through June 30, 2019, neither the Company nor anyone acting on behalf of the Company, has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP, dated August 12, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Angel S. Willis
Name:	Angel S. Willis
Title:	Vice President, General Counsel & Secretary
Dated: August 12, 2019